SunAmerica Series Trust

       Supplement to the Prospectus dated February 28, 1995

     The second paragraph of the section entitled "Portfolio
Management" on page 33 of the Prospectus has been replaced by the following paragraph:

               P. Christopher Leary assumed responsibility for the portfolio management of the Cash Management Portfolio effective August 18, 1995. Mr. Leary is a Senior Vice President of SAAMCo and has been a portfolio manager with the firm since 1990. Previously, Mr. Leary was an investment manager with Equitable Capital Management. Mr. Leary will be assisted by John J. Devito who has been with SAAMCo since November of 1995.

     The seventh paragraph of the section entitled "Portfolio
Management" on page 34 has been replaced by the following paragraph:

               Howard B. Udis assumed responsibility for the portfolio management of the High-Yield Bond Portfolio effective August 14, 1995. Mr. Udis has been an assistant portfolio manager with SAAMCo since January 1993 and an assistant portfolio manager of the Portfolio since February 9, 1993. Previously, Mr. Udis was a portfolio manager with Value Line, Inc.

     The ninth paragraph on page 34 in the section entitled
"Portfolio Management" has been deleted.

     The following paragraph has been added after the tenth paragraph on page 34 in the section entitled "Portfolio
Management."

          Stephen W. Pelensky has served as a co-portfolio manager for the Growth-Income Portfolio since June 30, 1995. Mr. Pelensky is a Vice President of Alliance
     Capital Management and joined the company in 1994.
     Prior to joining Alliance Capital Management, Mr.
     Pelensky was a portfolio manager and analyst with Affinity Investments Advisors and BEA Associates.

     The Subadviser for Venture Value Portfolio, Selected/Venture
Advisers, L.P., which is found on pages 5 and 33 of the Prospectus, is changing its name to Davis Selected Adviser, L.P.
This change will be effective on October 1, 1995.


September 14, 1995